UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23102

Nuveen Municipal 2021 Target Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report May 31, 2016

NHA
Nuveen Municipal 2021 Target Term Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage	9

Common Share Information	10

Risk Considerations	12

Performance Overview and Holding Summaries	13

Report of Independent Registered Public Accounting Firm	15

Portfolio of Investments	16

Statement of Assets and Liabilities	25

Statement of Operations	26

Statement of Changes in Net Assets	27

Statement of Cash Flows	28

Financial Highlights	30

Notes to Financial Statements	32

Additional Fund Information	42

Glossary of Terms Used in this Report	43

Reinvest Automatically, Easily and Conveniently	45

Annual Investment Management Agreement Approval Process	46

NUVEEN	3

Chairman's Letter to Shareholders
Dear Shareholders,
The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.
U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as "Brexit." The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.
In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.'s recovery. China's policy makers have also continued to manage its slowdown, but investors are still worried about where the world's second-largest economy might ultimately land.
Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December's first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain's "leave" vote is expected to keep the Fed on hold until later in 2016.
With global economic growth still looking fairly fragile, financial markets have become more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
 July 26, 2016

4	NUVEEN

Portfolio Managers' Comments
Nuveen Municipal 2021 Target Term Fund (NHA)
This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Portfolio managers John V. Miller, CFA, and Steven M. Hlavin discuss U.S. economic and municipal market conditions, key investment strategies and the performance of NHA during the abbreviated reporting period since the Fund's commencement of operations on January 26, 2016, through May 31, 2016.
What factors affected the U.S. economy and the national municipal market during the abbreviated annual reporting period ended May 31, 2016?
During this abbreviated since-inception reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes. For the first quarter of 2016, real GDP increased at an annual rate of 0.8%, as reported by the "second" estimate of the Bureau of Economic Analysis, down from 1.4% in the fourth quarter of 2015.
The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in May 2016 from 5.5% in May 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.0% annual gain in April 2016 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.7% and 5.4%, respectively.
Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market but didn't necessarily spend more. Pessimism about the economy's future and lackluster wage growth likely contributed to consumers' somewhat muted spending. Lower energy prices and tepid wage growth also weighed on inflation during this reporting period. The Consumer Price Index CPI rose 1.0% over the twelve-month period ended May 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed's unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers' Comments (continued)
Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidate with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.
With the current expansion on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.
Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for "safe haven" assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling assets that carry more risk higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank, some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.'s referendum on whether Britain should leave the European Union (EU), colloquially known as "Brexit," dampened the Fed's outlook. These concerns led the Fed to again hold rates steady at its June meeting (after the close of this reporting period). Subsequent to the close of this reporting period, on June 23, 2016, the U.K. voted in favor of leaving the EU. The event triggered considerable market volatility, with a steep drop in the U.K. sterling, turbulence in global equity markets and a rotation into safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries.
The broad municipal bond market performed well in the twelve-month reporting period, supported by falling interest rates, a favorable supply-demand balance and generally improving credit fundamentals. Early in the reporting period, interest rates rose on the expectation that the Fed would begin to raise short-term interest rates in the latter half of 2015. However, with the Fed's first increase delayed until December and its indication of a more gradual path of increases in 2016, interest rates trended lower over the remainder of the reporting period. Municipal market yields moved in tandem with broader interest rates, ending the reporting period below where they started. However, while the yields on intermediate- and longer-dated bonds posted sizeable declines, the yields of short-dated bonds increased slightly over the reporting period. This caused the municipal yield curve to flatten over the reporting period.
The municipal market's supply-demand balance was generally favorable over this reporting period. Over the twelve months ended May 31, 2016, municipal bond gross issuance nationwide totaled $384.5 billion, a 5.2% drop from the issuance for the twelve-month period ended May 31, 2015. Despite the drop, gross issuance remains elevated as issuers continue to actively and aggressively refund their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gap between gross and net issuance has been an overall positive technical factor on municipal bond investment performance.

6	NUVEEN

While supply has tightened, investor demand for municipal bonds has risen. Municipal bond mutual funds reported net inflows in 2015, and the inflows for the first four months of 2016 has already exceeded 2015's total volume for the year. The bouts of heightened volatility across other risky assets, uncertainty about the Fed's rate increases and the low to negative yields of European and Asian bonds have bolstered the appeal of municipal bonds' risk-adjusted returns and tax-equivalent yields. The municipal bond market is less directly influenced by the Fed's rate adjustments and its demand base is largely comprised of U.S. investors, factors which have helped municipal bonds deliver relatively attractive returns with less volatility than other market segments.
The fundamental backdrop also remained supportive for municipal bonds. Despite the U.S. economy's rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.
What key strategies were used to manage the Fund during the abbreviated reporting period ended May 31, 2016?
The Fund invests in a portfolio of primarily municipal securities, the income from which is exempt from regular U.S. federal income tax. At least 65% of its managed assets are invested in low- to medium-quality municipal securities that, at the time of investment, are rated BBB/Baa or lower or unrated but judged by the portfolio managers to be of comparable quality. The Fund does not invest in securities rated CCC+/Caa1 or lower, or unrated to be of comparable quality, nor does it invest in defaulted or distressed securities at the time of investment. No more than 25% will be in any one sector, no more than 5% in any one issuer and no more than 10% in tobacco settlement bonds. Up to 30% may be invested in securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (AMT bonds).
The Fund seeks to identify municipal securities across diverse sectors and industries that the managers believe are underrated or undervalued. In seeking to return the original NAV on or about March 1, 2021, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than September 1, 2021.
The Fund commenced operations on January 26, 2016, and was fully invested within a few months of its launch. In that time, we achieved the Fund's yield targets and aligned its maturity profile, credit ratings allocations and sector positions with the Fund's objectives and target term date. Overall, we believe the Fund is well positioned to meet its investment objectives and manage the challenges presented by its short duration strategy and relatively short target term date.
NHA's maturity profile is structured with approximately 54% of the portfolio invested in bonds maturing in 2021, 37% maturing in 2020 and 9% maturing in 2019. As we continue to seek bonds that may be appropriate for the Fund, to the extent possible, we'll focus on buying 2021 maturities while looking to sell the 2019 maturities first, to continue to reduce the Fund's interest rate sensitivity as the Fund approaches its term date.
The Fund's credit quality and sector positioning remain in line with Nuveen's ongoing strategic emphasis on lower rated (including below investment grade) credits and sectors offering higher yields. As of the end of this reporting period, NHA's larger sector exposures included dedicated/incremental tax, industrial development revenue/pollution control revenue (IDR/PCR), health care, charter schools and toll roads. We should also note that the Fund has a very limited allocation to tobacco securitization bonds. Although the sector does offer some of the investment characteristics we seek and attractive long-term performance potential, the shorter term structures we seek for the Fund's short duration strategy tend to be scarce in this sector.

NUVEEN	7

Portfolio Managers' Comments (continued)
How did the Fund perform during the abbreviated reporting period ended May 31, 2016?
The tables in the Fund's Performance Overview and Holding Summaries section of this report provides total return performance for the abbreviated reporting period from the Fund's commencement of operations on January 26, 2016 through May 31, 2016. The Fund's total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification averages.
For this abbreviated reporting period, the Fund's total return at common share NAV trailed the return for the S&P Short Duration Municipal Index. For the same period, NHA underperformed the average return for the Lipper Intermediate Municipal Debt Funds Classification Average.
The Fund was not fully invested during the entire abbreviated reporting period and should be taken into account when comparing the Fund's performance characteristics to those of a benchmark index. However, broadly speaking, the Fund's returns during this abbreviated reporting period were dampened, in part, by its cash position during its initial investing phase. Conversely, NHA's exposure to high yield municipal bonds benefited performance, as spread contraction helped the high yield segment perform well in 2016 so far. Although the Fund was fully invested for only a few months, its high yield holdings appreciated in price in this environment.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. The Funds have received notification by their current municipal bond pricing service that such service has agreed to be acquired by the parent company of another pricing service, and that the transaction is under regulatory review. Thus there is an increased risk that each Fund's pricing service may change, or that the Funds' current pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund's shares.

8	NUVEEN

Fund Leverage
IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the return of the Fund relative to its comparative benchmarks was the Fund's use of leverage through its issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When the Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Fund over this reporting period.
As of May 31, 2016, the Fund's percentages of leverage are as shown in the accompanying table.
NHA
Effective Leverage*	24.90%
Regulatory Leverage*	24.90%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND'S REGULATORY LEVERAGE
As of May 31, 2016, the Fund has issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying table.

	VMTP Shares
		Shares Issued at
		Liquidation
	Series	Preference
NHA	2019	$28,300,000
Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on VMTP Shares and the Fund's transactions.
NUVEEN	9

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund's distributions is current as of May 31, 2016. The Fund's distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund's distributions to common shareholders were as shown in the accompanying table.

Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
March 2016	$0.0200
April	0.0200
May 2016	0.0200
Total Distributions from Net Investment Income	$0.0600
Yields
Market Yield*	2.41%
Taxable-Equivalent Yield*	3.35%

*
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 28.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.
As of May 31, 2016, the Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

10	NUVEEN

OTHER COMMON SHARE INFORMATION
As of May 31, 2016, and during the current reporting period, the Fund's common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

Common share NAV	$9.91
Common share price	$9.95
Premium/(Discount) to NAV	0.40%
Since inception average premium/(discount) to NAV	1.30%

NUVEEN	11

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal 2021 Target Term Fund (NHA)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities, such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. For these and other risks, including the Fund's limited term and inverse floater risk, see the Fund's web page at nuveen.com/NHA.

12	NUVEEN

NHA
Nuveen Municipal 2021 Target Term Fund
Performance Overview and Holding Summaries as of May 31, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Cumulative Total Returns as of May 31, 2016
Since
Inception
NHA at Common Share NAV	1.22%
NHA at Common Share Price	0.10%
S&P Short Duration Municipal Yield Index	1.88%
Lipper Intermediate Municipal Debt Funds Classification Average	5.64%
Since inception returns are from 1/26/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
NUVEEN	13

NHA	Performance Overview and Holding Summaries as of May 31, 2016 (continued)
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	136.7%
Other Asset Less Liabilities	(3.5)%
Net Asset Plus VMTP Shares, at Liquidation Preference	133.2%
VMTP Shares, at Liquidation Preference	(33.2)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	0.6%
AA	10.8%
A	21.1%
BBB	23.9%
BB or Lower	17.2%
N/R (not rated)	26.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	32.6%
Tax Obligation/General	17.4%
Transportation	11.4%
Utilities	7.0%
Education and Civic Organizations	6.7%
Long-Term Care	6.3%
Health Care	5.9%
Other	12.7%
Total	100%

States and Territories
(% of total investments)
California	12.9%
Illinois	11.7%
Florida	11.6%
New Jersey	9.5%
Pennsylvania	8.7%
Texas	5.1%
Michigan	3.6%
Arizona	3.4%
Alaska	3.3%
Ohio	2.8%
New York	2.7%
Indiana	2.5%
Nevada	2.3%
Other	19.9%
Total	100%

14	NUVEEN

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Nuveen Municipal 2021 Target Term Fund
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Municipal 2021 Target Term Fund (the "Fund") as of May 31, 2016, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the period January 26, 2016 (commencement of operations) through May 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2016, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for period January 26, 2016 (commencement of operations) through May 31, 2016, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
 July 28, 2016

NUVEEN	15

NHA
Nuveen Municipal 2021 Target Term Fund
	Portfolio of Investments	May 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 136.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 136.7% (100.0% of Total Investments)
	Alaska – 4.5% (3.3% of Total Investments)
$2,000	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A2	$2,284,098
1,325	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A2	1,513,216
3,325	Total Alaska			3,797,314
	Arizona – 4.6% (3.4% of Total Investments)
325	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/21	No Opt. Call	A1	364,296
1,500	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014, 5.000%, 2/01/18	No Opt. Call	B+	1,551,825
2,000	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2016R, 2.875%, 7/01/21	No Opt. Call	Baa3	2,006,060
10	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/19	No Opt. Call	BBB+	11,195
3,835	Total Arizona			3,933,376
	Arkansas – 0.0% (0.0% of Total Investments)
15	Arkansas Development Finance Authority, Hospital Revenue Bonds, Washington Regional Medical Center, Refunding Series 2015B, 5.000%, 2/01/21	No Opt. Call	Baa1	17,202
	California – 17.6% (12.9% of Total Investments)
1,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/21	No Opt. Call	Ba3	1,117,460
815	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 4.500%, 6/01/21	6/17 at 100.00	BBB+	817,967
85	California Infrastructure and Economic Development Bank, Revenue Bonds, The Walt Disney Family Museum, Refunding Series 2016, 4.000%, 2/01/21	No Opt. Call	A+	95,651
	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016:
550	5.000%, 8/01/20	No Opt. Call	BBB	621,836
500	5.000%, 8/01/21	No Opt. Call	BBB	576,840
730	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Refunding Series 2015, 5.000%, 10/01/20	No Opt. Call	BBB+	828,083
	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2015-01, Improvement Area No. 1, University District, Series 2016A:
260	2.000%, 9/01/20	No Opt. Call	N/R	262,475
265	2.125%, 9/01/21	No Opt. Call	N/R	265,602
235	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016A, 3.000%, 9/02/20	No Opt. Call	N/R	247,056
625	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, CHF-Irvine, LLC, Refunding Series 2016, 5.000%, 5/15/21	No Opt. Call	Baa1	729,019
1,625	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	1,633,044
200	Cucamonga School District, San Bernardino County, California, Special Tax Bonds, Community Facilities District 97-1, Series 2016, 3.000%, 9/01/21	No Opt. Call	N/R	215,458

16	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$305	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B, 5.000%, 7/01/21 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	$352,284
960	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	6/17 at 100.00	CC	965,174
50	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 15 Del Sur East Improvement Area C, Series 2016, 4.000%, 9/01/21	No Opt. Call	N/R	56,135
1,250	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Packard Campus Oaks, Series 2016, 3.250%, 9/01/21	No Opt. Call	N/R	1,263,163
1,005	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/21	No Opt. Call	N/R	1,192,714
1,310	San Jacinto, California, Special Tax Bonds, Community Facilities District 2002-1 Rancho San Jacinto Phase 2, Series 2016, 4.000%, 9/01/21	No Opt. Call	N/R	1,449,790
10	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Refunding Series 2014A, 5.000%, 8/15/20	No Opt. Call	BBB+	11,383
460	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Refunding Series 2016, 5.000%, 9/01/21	No Opt. Call	N/R	526,787
1,340	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diable Grande Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/21	No Opt. Call	N/R	1,368,743
420	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project, Refunding Series 2015, 2.000%, 9/01/21	No Opt. Call	BBB+	420,353
14,000	Total California			15,017,017
	Colorado – 1.4% (1.0% of Total Investments)
120	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A, 5.000%, 9/01/20	No Opt. Call	BBB+	137,921
230	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	206,660
820	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 3.250%, 12/01/20	No Opt. Call	N/R	828,717
1,170	Total Colorado			1,173,298
	Connecticut – 0.1% (0.1% of Total Investments)
100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, TEMPS-50 Series 2016B-2, 2.875%, 9/01/20	9/17 at 100.00	BB	100,407
	Florida – 15.9% (11.6% of Total Investments)
	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2016:
150	2.000%, 11/01/19	No Opt. Call	BBB–	150,245
150	2.250%, 11/01/20	No Opt. Call	BBB–	150,794
650	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A, 3.625%, 11/01/20	No Opt. Call	N/R	650,884
210	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 3.500%, 5/01/21	No Opt. Call	N/R	210,985
2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/16 at 100.00	B2	2,014,240
140	Champion's Reserve Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016, 3.625%, 11/01/20	No Opt. Call	N/R	140,077

NUVEEN	17

NHA	Nuveen Municipal 2021 Target Term Fund
	Portfolio of Investments (continued)	May 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, TEMPS 70 Series 2014B-2, 6.500%, 5/15/20	8/16 at 100.00	N/R	$1,001,820
400	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1, 3.700%, 11/01/20	No Opt. Call	N/R	401,676
815	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 3.750%, 5/01/20	No Opt. Call	N/R	824,258
2,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 3.500%, 5/01/21	No Opt. Call	N/R	2,017,520
335	Live Oak Community Development District 2, Hillsborough County, Florida, Special Assessment Bonds. Refunding Series 2016, 2.000%, 5/01/21	No Opt. Call	A–	335,412
815	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 3.500%, 5/01/20	No Opt. Call	N/R	822,514
15	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/20	No Opt. Call	BBB+	17,053
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace Community Inc., Series 2015C:
30	4.000%, 5/15/19	No Opt. Call	A	32,190
70	5.000%, 5/15/21	No Opt. Call	A	80,459
	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 20016:
500	2.250%, 5/01/20	No Opt. Call	BBB	503,930
505	2.250%, 5/01/21	No Opt. Call	BBB	507,929
815	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A, 4.000%, 5/01/20	No Opt. Call	N/R	829,874
400	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 3.625%, 11/01/20	No Opt. Call	N/R	400,544
	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1:
65	3.750%, 5/01/17	No Opt. Call	N/R	65,098
70	4.000%, 5/01/18	No Opt. Call	N/R	70,216
75	4.100%, 5/01/19	No Opt. Call	N/R	75,350
75	4.300%, 5/01/20	No Opt. Call	N/R	75,463
80	4.600%, 5/01/21	No Opt. Call	N/R	80,610
345	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016, 3.750%, 11/01/20	No Opt. Call	N/R	346,725
435	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 4.000%, 5/01/20	No Opt. Call	N/R	438,176
325	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016, 3.625%, 5/01/21	No Opt. Call	N/R	327,249
270	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 3.750%, 11/01/20	No Opt. Call	N/R	271,021
400	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 3.500%, 11/01/20	No Opt. Call	N/R	402,012
335	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016, 3.625%, 5/01/21	No Opt. Call	N/R	337,925
13,475	Total Florida			13,582,249
	Georgia – 0.4% (0.3% of Total Investments)
275	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2016, 5.000%, 1/01/21	No Opt. Call	A+	316,949

18	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 2.7% (2.0% of Total Investments)
$1,080	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.000%, 12/01/20	No Opt. Call	B+	$1,162,814
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/21	No Opt. Call	A–	1,153,720
2,080	Total Guam			2,316,534
	Hawaii – 2.4% (1.7% of Total Investments)
2,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	No Opt. Call	N/R	2,037,680
	Illinois – 16.0% (11.7% of Total Investments)
255	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A, 0.000%, 4/01/20 – NPFG Insured	No Opt. Call	AA–	228,332
75	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016, 1.900%, 3/01/21 (WI/DD, Settling 6/01/16) – BAM Insured	No Opt. Call	AA	74,564
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2007B, 5.000%, 12/01/19 – AMBAC Insured	No Opt. Call	A+	1,037,180
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
220	5.000%, 12/01/18	No Opt. Call	B+	205,929
1,000	5.000%, 12/01/19	No Opt. Call	B+	930,420
150	5.000%, 12/01/20	No Opt. Call	B+	138,426
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
775	5.250%, 12/01/19 – NPFG Insured	No Opt. Call	AA–	836,272
1,000	5.250%, 12/01/20 – NPFG Insured	No Opt. Call	AA–	1,086,590
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.000%, 1/01/20	No Opt. Call	BBB+	1,040,160
800	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/21	No Opt. Call	BBB+	832,496
	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Refunding Series 2014:
45	5.000%, 1/01/20	No Opt. Call	BBB+	47,831
10	5.000%, 1/01/21	No Opt. Call	BBB+	10,709
50	Chicago, Illinois, O'Hare Airport Customer Facility Charge Senior Lien Revenue Bonds, Series 2013A, 5.000%, 1/01/20	No Opt. Call	Baa1	55,786
365	Chicago, Illinois, Water Revenue Bonds, Project, Second Lien Series 2014, 3.000%, 11/01/19	No Opt. Call	AA	379,976
630	Cook County School District 87, Berkeley, Illinois, General Obligation Bonds, Refunding School Series 2012A, 3.000%, 12/01/20	No Opt. Call	A1	645,712
300	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/20	No Opt. Call	AA	333,174
315	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/20 – AMBAC Insured	No Opt. Call	A	282,114
3,000	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	A–	3,307,764
340	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 12/15/20	No Opt. Call	BBB+	380,701
2,000	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013, 0.000%, 2/01/21	No Opt. Call	AA–	1,810,180
13,330	Total Illinois			13,664,316

NUVEEN	19

NHA	Nuveen Municipal 2021 Target Term Fund
	Portfolio of Investments (continued)	May 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 3.4% (2.5% of Total Investments)
$1,250	Indiana Finance Authority, Environmental Facilities Revenue Bonds, Indianapolis Power and Light Company Project, Refunding Series 2011A, 3.875%, 8/01/21	No Opt. Call	A2	$1,368,863
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B	998,380
120	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.000%, 3/01/18	No Opt. Call	BBB–	125,351
400	Indianapolis, Indiana, Special Facility Revenue Bonds, Federal Express Corporation, Series 2004, 5.100%, 1/15/17 (Alternative Minimum Tax) (ETM)	No Opt. Call	BBB (4)	410,468
2,770	Total Indiana			2,903,062
	Iowa – 2.1% (1.6% of Total Investments)
1,760	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B+	1,816,672
	Louisiana – 0.0% (0.0% of Total Investments)
15	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/21	No Opt. Call	A–	17,591
	Maine – 0.4% (0.3% of Total Investments)
265	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 5.250%, 7/01/21	No Opt. Call	BBB–	294,230
	Massachusetts – 2.8% (2.0% of Total Investments)
50	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.000%, 7/01/20	No Opt. Call	BBB+	57,045
25	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Issue Series 2010G, 5.000%, 7/01/21	7/20 at 100.00	BBB+	28,405
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,000	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	8/16 at 100.00	N/R	1,003,970
1,295	5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	8/16 at 100.00	N/R	1,300,141
2,370	Total Massachusetts			2,389,561
	Michigan – 4.9% (3.6% of Total Investments)
140	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996C-1, 0.000%, 7/01/21	No Opt. Call	BB	112,319
500	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Senior Lien Series 1997A, 5.375%, 5/01/21	8/16 at 100.00	B	500,060
	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-2A:
1,000	5.000%, 4/01/19	8/16 at 100.00	AA–	1,000,910
1,050	5.000%, 4/01/20	8/16 at 100.00	AA–	1,050,347
1,500	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	1,536,270
4,190	Total Michigan			4,199,906

20	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.9% (0.6% of Total Investments)
	Red Wing, Minnesota Senior Housing Revenue Refunding Bonds, Deer Crest Project, Series 2012A:
$100	3.250%, 5/01/19	No Opt. Call	N/R	$102,110
105	3.250%, 11/01/19	No Opt. Call	N/R	107,580
105	3.750%, 5/01/20	No Opt. Call	N/R	109,477
105	3.750%, 11/01/20	No Opt. Call	N/R	110,000
70	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21	No Opt. Call	BB	69,957
250	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016C, 2.250%, 6/01/21	No Opt. Call	N/R	249,568
735	Total Minnesota			748,692
	Missouri – 1.3% (1.0% of Total Investments)
1,100	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A, 4.000%, 8/15/20	No Opt. Call	N/R	1,123,672
	Nebraska – 2.2% (1.6% of Total Investments)
1,630	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	1,881,069
	Nevada – 3.2% (2.3% of Total Investments)
	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series 2016:
650	3.000%, 6/15/20	No Opt. Call	BBB+	683,833
1,815	4.000%, 6/15/21	No Opt. Call	BBB+	2,006,755
2,465	Total Nevada			2,690,588
	New Hampshire – 2.4% (1.7% of Total Investments)
850	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B, 0.000%, 1/01/20 – ACA Insured	No Opt. Call	AA	768,443
1,180	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.000%, 4/01/29 (Mandatory put 10/01/19) (Alternative Minimum Tax)	No Opt. Call	BB–	1,237,631
2,030	Total New Hampshire			2,006,074
	New Jersey – 13.0% (9.5% of Total Investments)
500	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A, 4.000%, 6/15/21	No Opt. Call	A–	527,110
2,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/21	No Opt. Call	BBB+	2,237,598
425	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB	489,706
2,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/21	3/21 at 100.00	A–	2,190,858
500	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2012II, 5.000%, 3/01/21	No Opt. Call	A–	547,660
540	New Jersey State, General Obligation Bonds, Refunding Series 2009O, 5.250%, 8/01/21	No Opt. Call	A	628,268
1,500	New Jersey State, General Obligation Bonds, Refunding Series 2016T, 5.000%, 6/01/21	No Opt. Call	A	1,721,310

NUVEEN	21

NHA	Nuveen Municipal 2021 Target Term Fund
	Portfolio of Investments (continued)	May 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,735	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	$1,917,938
780	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.000%, 6/15/20	No Opt. Call	A–	848,960
9,980	Total New Jersey			11,109,408
	New Mexico – 1.3% (1.0% of Total Investments)
1,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010A, 5.200%, 6/01/40 (Mandatory put 6/01/20)	No Opt. Call	BBB+	1,110,620
	New York – 3.7% (2.7% of Total Investments)
95	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/19	No Opt. Call	BB+	103,773
5	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/19 (ETM)	No Opt. Call	N/R (4)	5,560
100	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College, Series 2010, 4.125%, 7/01/20	No Opt. Call	Ba1	107,355
200	Franklin County, New York, Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin, Inc. Project, Series 2015A, 5.000%, 6/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB	218,104
1,000	New York City, New York, General Obligation Bonds, Fiscal 2016 Series C, 5.000%, 8/01/20	No Opt. Call	AA	1,157,060
185	Niagara Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	212,924
250	Oyster Bay, New York, General Obligation Bonds, Public Improvement Refunding Series 2010, 3.000%, 8/15/21	No Opt. Call	BB+	241,805
1,000	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2016, 5.000%, 11/01/20	No Opt. Call	BBB	1,148,010
2,835	Total New York			3,194,591
	Ohio – 3.9% (2.8% of Total Investments)
1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Corp. Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	BBB–	1,423,100
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–	1,099,000
80	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	88,675
400	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 5.000%, 2/15/21	No Opt. Call	A2	467,388
205	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, L.L.C. – The University of Toledo Project, Series 2014A, 5.000%, 7/01/21	No Opt. Call	BBB–	227,402
3,085	Total Ohio			3,305,565
	Pennsylvania – 11.9% (8.7% of Total Investments)
1,000	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	B	1,006,150
110	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	BBB–	111,251

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$375	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/21	No Opt. Call	BBB	$427,740
2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37 (Mandatory put 9/01/20)	No Opt. Call	B+	2,052,700
1,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010A, 7.500%, 5/01/20	No Opt. Call	B+	1,146,560
1,250	Pennsylvania State, General Obligation Bonds, First Refunding Series 2011-1, 5.000%, 7/01/21	No Opt. Call	AA–	1,454,688
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	2,328,118
1,500	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,646,430
9,235	Total Pennsylvania			10,173,637
	Rhode Island – 0.5% (0.4% of Total Investments)
400	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and Municipal Building Projects, Refunding Series 2015A, 5.000%, 4/01/21	No Opt. Call	Baa2	452,944
	South Carolina – 0.3% (0.2% of Total Investments)
230	South Carolina State, General Obligation State Institution Bonds, University of South Carolina, Refunding Series 2011A, 5.000%, 3/01/21	No Opt. Call	Aaa	271,517
	Tennessee – 1.8% (1.3% of Total Investments)
300	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A, 5.000%, 10/01/20	No Opt. Call	BBB	340,845
730	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2011-1A, 4.125%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	783,188
260	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	304,879
115	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/21	No Opt. Call	A	132,848
1,405	Total Tennessee			1,561,760
	Texas – 6.9% (5.1% of Total Investments)
105	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016, 5.000%, 1/01/21 (WI/DD, Settling 6/01/16)	No Opt. Call	BBB+	121,824
	Dallas County Schools, Texas, Public Property Finance Contractual Obligations, Series 2014:
300	4.000%, 6/01/20	No Opt. Call	Baa1	319,500
215	5.000%, 6/01/21	No Opt. Call	Baa1	241,138
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-2, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	1,107,870
1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	1,384,838
1,000	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phases 2 -5 Major Improvement Project, 6.650%, 9/01/21	9/16 at 103.00	N/R	1,032,650
500	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Refunding Series 2016, 5.000%, 2/15/21	No Opt. Call	BBB–	563,975
1,000	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Refunding Series 2013, 5.000%, 11/01/20 – BAM Insured	No Opt. Call	AA	1,119,730
5,370	Total Texas			5,891,525

NUVEEN	23

NHA	Nuveen Municipal 2021 Target Term Fund
	Portfolio of Investments (continued)	May 31, 2016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 1.9% (1.4% of Total Investments)
$1,500	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	$1,586,850
50	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 5.750%, 7/15/20	No Opt. Call	BB–	52,008
1,550	Total Utah			1,638,858
	Virgin Islands – 0.5% (0.4% of Total Investments)
425	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/21	No Opt. Call	BBB–	439,008
	Washington – 1.6% (1.2% of Total Investments)
1,350	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 80 Series 2014B-1, 5.875%, 1/01/21	7/16 at 100.00	N/R	1,352,039
	Wisconsin – 0.2% (0.1% of Total Investments)
10	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	10,908
150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured	No Opt. Call	A2	156,798
160	Total Wisconsin			167,706
$109,960	Total Long-Term Investments (cost $116,053,766)			116,696,637
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (33.2)% (5)			(28,300,000)
	Other Assets Less Liabilities – (3.5)%			(3,026,594)
	Net Assets Applicable to Common Shares – 100%			$85,370,043

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 24.3%.
(ETM)	Escrowed to maturity.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

24	NUVEEN

Statement of
	Assets and Liabilities	May 31, 2016

Assets
Long-term investments, at value (cost $116,053,766)	$116,696,637
Receivable for:
Interest	1,435,980
Investments sold	405,000
Deferred offering costs	143,237
Total assets	118,680,854
Liabilities
Cash overdraft	4,427,145
Payable for:
Dividends	167,912
Interest	32,282
Investments purchased	197,383
Offering costs	81,273
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference	28,300,000
Accrued expenses:
Management fees	54,220
Trustees fees	371
Other	50,225
Total liabilities	33,310,811
Net assets applicable to common shares	$85,370,043
Common shares outstanding	8,610,592
Net asset value ("NAV") per common share outstanding	$9.91
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$86,106
Paid-in surplus	84,544,498
Undistributed (Over-distribution of) net investment income	108,087
Accumulated net realized gain (loss)	(11,519)
Net unrealized appreciation (depreciation)	642,871
Net assets applicable to common shares	$85,370,043
Authorized shares:
Common	Unlimited
Preferred	Unlimited
See accompanying notes to financial statements.

NUVEEN	25

Statement of		For the period January 26, 2016
	Operations	(commencement of operations) through May 31, 2016

Investment Income	$977,576
Expenses
Management fees	195,618
Interest expense and amortization of offering costs	95,952
Custodian fees	10,287
Trustees fees	1,400
Professional fees	32,600
Shareholder reporting expenses	11,079
Shareholder servicing agent fees	5,583
Investor relations expenses	4,180
Other	7,934
Total expenses	364,633
Net investment income (loss)	612,943
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(11,519)
Change in net unrealized appreciation (depreciation) of investments	642,871
Net realized and unrealized gain (loss)	631,352
Net increase (decrease) in net assets applicable to common shares from operations	$1,244,295
See accompanying notes to financial statements.

26	NUVEEN

Statement of
Changes in Net Assets

For the
period 1/26/16
(commencement
of operations)
through 5/31/16
Operations
Net investment income (loss)	$612,943
Net realized gain (loss) from investments	(11,519)
Change in net unrealized appreciation (depreciation) of investments	642,871
Net increase (decrease) in net assets applicable to common shares from operations	1,244,295
Distributions to Common Shareholders
From net investment income	(516,619)
Decrease in net assets applicable to common shares from distributions to common shareholders	(516,619)
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	84,538,000
Net proceeds from shares issued to shareholders due to reinvestment of distributions	4,094
Net increase (decrease) in net assets applicable to common shares from capital share transactions	84,542,094
Net increase (decrease) in net assets applicable to common shares	85,269,770
Net assets applicable to common shares at the beginning of period	100,273
Net assets applicable to common shares at the end of period	$85,370,043
Undistributed (Over-distribution of) net investment income at the end of period	$108,087
See accompanying notes to financial statements.

NUVEEN	27

Statement of		For the period January 26, 2016
	Cash Flows	(commencement of operations) through May 31, 2016

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$1,244,295
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(118,288,335)
Proceeds from sales and maturities of investments	1,901,960
Amortization (Accretion) of premiums and discounts, net	321,090
Amortization of deferred offering costs	11,763
(Increase) Decrease in:
Receivable for interest	(1,435,980)
Receivable for investments sold	(405,000)
Increase (Decrease) in:
Payable for interest	32,282
Payable for investments purchased	197,383
Accrued management fees	54,220
Accrued Trustees fees	371
Accrued other expenses	50,225
Net realized (gain) loss from investments	11,519
Change in net unrealized (appreciation) depreciation of investments	(642,871)
Net cash provided by (used in) operating activities	(116,947,078)
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	(155,000)
Increase (Decrease) in:
Cash overdraft	4,427,145
Payable for offering costs	81,273
VMTP Shares, at liquidation preference	28,300,000
Cash distributions paid to common shareholders	(344,613)
Proceeds from sale of common shares, net of offering costs	84,538,000
Net cash provided by (used in) financing activities	116,846,805
Net Increase (Decrease) in Cash	(100,273)
Cash at the beginning of period	100,273
Cash at the end of period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding amortization of offering costs)	$51,907
Non-cash financing activities not included herein consists of reinvestments of share distributions	4,094
See accompanying notes to financial statements.

28	NUVEEN

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NUVEEN	29

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions to Common Shareholders			Common Share
	Beginning	Net		Net			From	From
	Common	Investment		Realized/			Net	Accumulated				Ending
	Share	Income		Unrealized			Investment	Net Realized		Offering	Ending	Share
	NAV	(Loss	)	Gain (Loss	)	Total	Income	Gains	Total	Costs	NAV	Price
Year Ended 5/31:
2016(e)	$9.85	$0.07		$0.07		$0.14	$(0.06)	$—	$(0.06)	$(0.02)	$9.91	$9.95

VMTP Shares
at the End of Period
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)	Share
Year Ended 5/31:
2016(e)	$28,300	$401,661

30	NUVEEN

				Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns					Ratios to Average Net Assets(b)
		Based		Ending			Net
Based		on		Net			Investment		Portfolio
on		Share		Assets			Income		Turnover
NAV	(a)	Price	(a)	(000)	Expenses	(c)	(Loss	)	Rate	(d)

1.22%		0.10%		$85,370	1.28	%*	2.15	%*	2%

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares), where applicable, as follows:

Year Ended 5/31:
2016(e)	0.34%	*

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 26, 2016 (commencement of operations) through May 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	31

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
 The fund covered in this report and its corresponding New York Stock Exchange ("NYSE") symbol is Nuveen Municipal 2021 Target Term Fund (NHA) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 13, 2015.
The end of the reporting period for the Fund is May 31, 2016, and the period covered by these Notes to Financial Statements is the period January 26, 2016 (commencement of operations) through May 31, 2016 (the "current fiscal period").
Investment Adviser
 The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives and Principal Investment Strategies
 The Fund seeks to provide a high level of current income exempt from federal income tax and to return the original $9.85 net asset value ("NAV") per common share on or about March 1, 2021 (the "Termination Date"). Under normal market conditions:

•
The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in municipal securities and other related investments, the income from which is exempt from regular U.S. federal income tax.

•
The Fund will invest at least 65% of its managed assets in low- to medium-quality municipal securities that, at the time of investment, are rated BBB/Baa or lower or are unrated but judged to be of comparable quality by the Sub-Adviser.

•
The Fund may invest without limit in below investment grade quality securities. Below investment grade securities (commonly referred to as "junk bonds") are rated BB+/Ba1 or lower or if its unrated but judged to be of comparable quality by the Sub-Adviser.

•	The Fund will not invest in securities that, at the time of investment, are rated CCC+/Caa1 or lower, or are unrated but judged by the Sub-Adviser to be of comparable quality.

•
The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings or is otherwise experiencing financial difficulties (such securities are commonly referred to as "distressed securities").

•	The Fund may invest up to 30% of its managed assets in bonds subject to the alternative minimum tax ("AMT Bonds").

•	The Fund will invest no more than 25% of its managed assets in municipal securities in any one sector and no more than 5% of its managed assets in any one issuer.

•	The Fund will invest no more than 10% of its managed assets in "tobacco settlement bonds".

•	The Fund will not invest in securities with a maturity date (or mandatory redemption date for escrowed securities or other tax exempt securities) extending beyond September 1, 2021.
The Fund also may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include options, financial futures contracts and options thereon, swaps (including interest rate swaps, total return swaps and credit default swaps), and options on swaps. The Sub-Adviser may use derivative instruments to attempt to hedge some of the risk of the Fund's investments or as a substitute for a position in the underlying asset.

32	NUVEEN

Organizational Expenses
 Prior to the commencement of operations on January 26, 2016, the Fund had no operations other than those related to organizational matters, the Fund's initial contribution of $100,273 by the Adviser, and the recording of the Fund's organizational expenses ($11,000) and its reimbursement by the Adviser.
Significant Accounting Policies
 The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund's outstanding when issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$197,383
Investment Income
 Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
 Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. However, in seeking to achieve its investment objective, the Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
 Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

NUVEEN	33

Notes to Financial Statements (continued)
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Fund's Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$116,696,637	$—	$116,696,637

*	Refer to the Fund's Portfolio of Investments for state classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value

34	NUVEEN

methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
 The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

NUVEEN	35

Notes to Financial Statements (continued)
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
During the current fiscal period, the Fund did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
 In addition to the inverse floating rate securities in which the Fund may invest, which are considered portfolio securities for financial reporting purposes, the Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

36	NUVEEN

Market and Counterparty Credit Risk
 In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
Transactions in common shares during the Fund's current fiscal period, were as follows:

	For the period 1/26/16
	(commencement of operations)
	through 5/31/16	*
Common Shares:
Sold	8,600,000
Issued to shareholders due to reinvestment of distributions	412
Total	8,600,412

*	Prior to the commencement of operations, the Adviser purchased 10,180 shares, which are still held as of the end of the reporting period.

Preferred Shares
Variable Rate MuniFund Term Preferred Shares
 The Fund has issued and outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Fund was as follows:

	Shares	Liquidation
Series	Outstanding	Preference
2019	283	$28,300,000
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund's VMTP Shares are as follows:

	Term	Premium
Series	Redemption Date	Expiration Date
2019	April 1, 2019	February 28, 2017

NUVEEN	37

Notes to Financial Statements (continued)
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

Average liquidation preference of VMTP Shares outstanding*	$28,300,000
Annualized dividend rate*	1.28%

*	For the period March 8, 2016 (first issuance of shares) through May 31, 2016.
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation preference" on the Statement of Assets and Liabilities.
Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Offering costs of $155,000, were incurred in connection with the Fund's offering of VMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Fund during the Fund's current fiscal period are noted in the following table.

Transactions in VMTP Shares for the Fund were as follows:

	For the period 1/26/16
	(commencement of operations)
	through 5/31/16
	Series	Shares	Amount
VMTP Shares issued	2019	283	$28,300,000
5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

Purchases	$118,288,335
Sales and maturities	1,901,960
6. Income Tax Information
 The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year, the Fund may choose to distribute all or a portion of net investment income and net capital gains to shareholders, or retain a portion of its net investment income and net capital gains and pay corporate income taxes on such retained net investment income and retained net capital gains. The Fund intends to distribute at least the percentage of its net investment income and gains to maintain its status as a regulated investment company for U.S. federal income tax purposes.
Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

38	NUVEEN

As of May 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$116,013,170
Gross unrealized:
Appreciation	$920,272
Depreciation	(236,805)
Net unrealized appreciation (depreciation) of investments	$683,467
Permanent differences, primarily due to nondeductible offering costs, resulted in reclassifications among the Fund's components of net assets as of May 31, 2016, the Fund's tax year end, as follows:

Paid-in surplus	$(11,763)
Undistributed (Over-distribution of) net investment income	11,763
Accumulated net realized gain (loss)	—
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2016, the Fund's tax year end, were as follows:

Undistributed net tax-exempt income[1]	$271,985
Undistributed net ordinary income[2]	—
Undistributed net long-term capital gains	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 2, 2016, and paid on June 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the period January 26, 2016 (commencement of operations) through the Fund's tax year ended May 31, 2016, was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income[3]	$396,314
Distributions from net ordinary income[2]	—
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Fund hereby designates these amounts paid during the fiscal year ended May 31, 2016, as Exempt Interest Dividends.
As of May 31, 2016, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$11,519
7. Management Fees and Other Transactions with Affiliates
Management Fees
 The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NUVEEN	39

Notes to Financial Statements (continued)
The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3375
For managed assets over $5 billion	0.3250
The annual complex-level fee, payable monthly, for the Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund's use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2016, the complex-level fee rate for the Fund was 0.1621%.

Other Transactions with Affiliates
 The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.

40	NUVEEN

8. Subsequent Events
Management Fees
 Effective August 1, 2016, the annual fund-level fee for the Fund, payable monthly, will be calculated according to the following schedule:

Average Daily Managed Assets
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For net assets over $5 billion	0.3125
Uncommitted Line of Credit
 Subsequent to the reporting period, the Fund entered into an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate.
Committed Line of Credit
 Subsequent to the reporting period, the Fund, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

NUVEEN	41

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	& Trust Company
	Boston, MA 02111		Chicago, IL 60601	Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
 Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
 You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
 Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

FINRA BrokerCheck
 The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

42	NUVEEN

Glossary of Terms Used in this Report (Unaudited)

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN	43

Glossary of Terms Used in this Report (Unaudited) (continued)

■
S&P Short Duration Municipal Yield Index: An index that contains all bonds in the S&P Municipal Bond Index that mature between 1 month and 12 years, and maintains a 10% weighting to AA rated bonds, 10% to A rated bonds, 20% to BBB rated bonds and 60% to below investment grade and non-rated bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

44	NUVEEN

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	45

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Trustees of the Fund (the "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and for determining whether to approve its advisory arrangements. At a meeting held on November 16, 2015 (the "Meeting"), the Board Members were asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser"), and the investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). The Adviser and the Sub-Adviser are each hereafter a "Fund Adviser." The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an "Advisory Agreement."
To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund's investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. ("Nuveen") and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.
At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board's duties under the Investment Company Act of 1940 (the "1940 Act"), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements.

46	NUVEEN

A.	Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including portfolio management services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser's organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser's organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser would provide a myriad of investment management, administrative, compliance, oversight and other services to manage and operate the Fund. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace; setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services; preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund's various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds' sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds' sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In addition, the Independent Board Members have considered Nuveen's continued commitment to supporting its closed-end fund product line by providing an extensive investor relations program that encompasses, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

NUVEEN	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, who was generally expected to provide the portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser's relevant experience and expertise.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B.	Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser, including the Nuveen Short Duration High Yield Municipal Bond Fund (the "Short Duration Municipal Bond Fund"), a Nuveen open-end fund that employs an investment process similar to that which is expected to be employed by the Fund. In this regard, the Independent Board Members reviewed certain performance information relating to the Short Duration Municipal Bond Fund for various time periods (i.e., one month, three months, six months, one-year, and since inception) as of October 31, 2015.

C.	Fees, Expenses and Profitability
1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common assets and total managed assets), as well as comparative fee and expense data pertaining to the Fund's peers in the Lipper category in which the Fund is expected to be classified. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund. The Independent Board Members noted that the proposed management fee structure for the Fund was in-line with certain other recent Nuveen closed-end funds and, in addition, that the proposed management fees for the Fund were consistent with those of certain Nuveen funds with high-yield municipal strategies.

The Independent Board Members recognized that assets attributable to the Fund's use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily "Managed Assets." "Managed Assets" generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). "Total assets" for this purpose includes assets attributable to the Fund's use of leverage. The Independent Board Members recognized that the fact that a decision to employ or increase the Fund's leverage will have the effect, all other things being equal, of increasing Managed Assets (and therefore increasing the Adviser's and the Sub-Adviser's fees), means that the Adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members noted, however, that the Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund's performance and use of leverage with the Board.

The Independent Board Members considered the proposed management fee rate as a percentage of Managed Assets before any fund-level and complex-wide breakpoints. In addition, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

48	NUVEEN

2. Comparisons with the Fees of Other Clients

At the Meeting or at prior meetings, the Board considered information regarding the fees that the Fund Advisers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange-traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that the Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser to the Nuveen funds, including through its affiliated sub-advisers, the Board has considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen affiliated sub-advisers. The Board has also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information at the Meeting or at prior meetings, the Independent Board Members have also reviewed information regarding the differences between the Nuveen funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser was expected to provide the administrative and other support services to the Fund and, although the Sub-Adviser may provide some of these services, the Sub-Adviser would essentially provide the portfolio management services. In general, the Board has noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members have considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser are not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members have also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or at prior meetings, the Independent Board Members have reviewed, among other things, the adjusted operating margins for Nuveen, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen's managed fund advisory activities, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members have also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser. In reviewing the profitability data, the Independent Board Members have noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. At the Meeting or at prior meetings, the Independent Board Members have reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. The Independent Board Members have also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size

NUVEEN	49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and asset composition) to Nuveen. The Independent Board Members have noted that Nuveen's adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, have recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members have noted this information supplemented the profitability information requested and received during the year and have noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members have determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members have noted the Adviser's continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser's continued commitment to its business to enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members have also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers to the Nuveen funds, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members have also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the acquisition of Nuveen by TIAA-CREF in 2014.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members, at the Meeting or at prior meetings, have previously reviewed its revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities. The Independent Board Members have also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members have determined that the Adviser's and the Sub-Adviser's level of profitability is reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure. The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the management fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members reviewed and considered the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although closed-end funds (such as the Fund) may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolios.

In addition, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach

50	NUVEEN

certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund's shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the Meeting or at prior meetings regarding potential "fall out" or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to closed-end funds, the Independent Board Members recognized that affiliates of the Adviser may receive revenues for serving as co-manager in an initial public offering of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions will be allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

NUVEEN	51

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
184

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
184

52	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	ALBIN F. MOSCHNER(2) 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
184

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
184

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
184

NUVEEN	53

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
184

Interested Board Members:

■	WILLIAM ADAMS IV(3) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior therto, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	184

■	MARGO L. COOK(2)(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	184

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
185

54	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	83

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	185

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	184

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	185

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	83

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	185

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	2007
Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					185

NUVEEN	55

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

56	NUVEEN

Notes

NUVEEN	57

Notes

58	NUVEEN

Notes

NUVEEN	59

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-E-0516D 17351-INV-Y-07/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal 2021 Target Term Fund5

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2016	$25,500	$5,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2015	$0	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all engagements pertaining to the Fund's use of leverage.

[5] Fund commenced operations on January 26, 2016

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2016	$ 0	$ 0	$ 0	$ 0
May 31, 2015	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Steven M. Hlavin is a Senior Vice President at Nuveen Asset Management, LLC. He manages several open-end, closed-end and exchange-traded funds as well as a number of institutional portfolios. In addition to his portfolio management duties, he manages the firm’s tender option bond program. Currently, he manages investments for 6 Nuveen-sponsored investment companies.  Prior to his current position, Mr. Hlavin was a senior analyst responsible for the firm’s risk management and performance reporting process. Mr. Hlavin joined the firm in 2003.

John V. Miller, CFA, joined Nuveen's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with C.W. Henderson & Assoc., a municipal bond manager for private accounts. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is a Managing Director and Co-Head of Fixed Income of Nuveen Asset Management. He manages investments for 10 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Steven Hlavin	Registered Investment Company	12	$10.758 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1	$5.42 million
John Miller	Registered Investment Company	10	$24.469 billion
	Other Pooled Investment Vehicles	7	$230 million
	Other Accounts	12	$12 million
*	Assets are as of May 31, 2016. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance.  In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NHA AS OF MAY 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Steven Hlavin	X
John V. Miller	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal 2021 Target Term Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2016